SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 20, 2006

                                       CW

                                  (Depositor)

    (Issuer in respect of CHL Mortgage Pass-Through Trust, Series 2005-HYB4)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 20, 2006


                                       CW


                          By: /s/ AnnMarie Cassano
                              ------------------------------
                          Name:   AnnMarie Cassano
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated February 20, 2006


                             Payment Date: 02/20/06


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2005-HYB4
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        85,967,255.03    4.315835%     1,690,212.51    309,183.75    1,999,396.26       0.00       0.00
                        2A1       525,326,395.46    4.980437%     8,730,004.09  2,180,295.86   10,910,299.95       0.00       0.00
                        2A2        45,432,382.28    4.980437%       755,006.58    188,560.93      943,567.51       0.00       0.00
                        2AI       570,758,777.74    0.495340%             0.00    235,599.71      235,599.71       0.00       0.00
Residual                AR                  0.00    4.315835%             0.00          0.37            0.37       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M          15,697,526.68    5.319878%         3,709.07     69,590.78       73,299.85       0.00       0.00
                        B1         12,074,866.94    5.319878%         2,853.10     53,530.69       56,383.78       0.00       0.00
                        B2          8,854,503.12    5.319878%         2,092.18     39,254.07       41,346.24       0.00       0.00
                        B3          7,647,615.38    5.319878%         1,807.01     33,903.65       35,710.66       0.00       0.00
                        B4          4,024,955.65    5.319878%           951.03     17,843.56       18,794.59       0.00       0.00
                        B5          2,816,891.22    5.319878%           665.59     12,487.93       13,153.52       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        707,842,391.77     -           11,187,301.14  3,140,251.30   14,327,552.44     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        84,277,042.52              0.00
                                2A1       516,596,391.38              0.00
                                2A2        44,677,375.70              0.00
                                2AI       561,273,767.08              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M          15,693,817.61              0.00
                                B1         12,072,013.85              0.00
                                B2          8,852,410.95              0.00
                                B3          7,645,808.37              0.00
                                B4          4,024,004.62              0.00
                                B5          2,816,225.64              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        696,655,090.63     -
--------------------------------------------------------------------------------

                             Payment Date: 02/20/06


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2005-HYB4
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    85,967,255.03     4.315835% 12669GL90    16.549780      3.027384    825.201877
                           2A1   525,326,395.46     4.980437% 12669GM24    14.524105      3.627358    859.461280
                           2A2    45,432,382.28     4.980437% 12669GM32    14.524105      3.627358    859.461280
                           2AI   570,758,777.74     0.495340% 12669GM40     0.000000      0.360767    859.461280
Residual                   AR              0.00     4.315835% 12669GN56     0.000000      3.685105      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M      15,697,526.68     5.319878% 12669GM73     0.235871      4.425487    998.017018
                           B1     12,074,866.94     5.319878% 12669GM81     0.235871      4.425487    998.017018
                           B2      8,854,503.12     5.319878% 12669GM99     0.235871      4.425487    998.017018
                           B3      7,647,615.38     5.319878% 12669GN23     0.235871      4.425487    998.017018
                           B4      4,024,955.65     5.319878% 12669GN31     0.235871      4.425487    998.017018
                           B5      2,816,891.22     5.319878% 12669GN49     0.235871      4.425487    998.017018
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     707,842,391.77       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2005-HYB4
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance        91,138,986.06   605,516,104.57   696,655,090.63
Loan count                    364             1740             2104
Avg loan rate           4.576494%        5.786158%             5.63
Prepay amount        1,587,527.54     9,435,065.84    11,022,593.38

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        17,236.86       131,782.90       149,019.76
Sub servicer fees            0.00             0.00             0.00
Trustee fees               696.28         4,612.54         5,308.82


Agg advances                  N/A              N/A              N/A
Adv this period          2,034.85       113,561.25       115,596.10

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                2,181,079.04    13,946,679.39    16,127,758.43
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           92.780151%           100.000000%            656,726,032.77
   -----------------------------------------------------------------------------
   Junior            7.219849%             0.000000%             51,104,281.03
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          36                12,926,028.43
60 to 89 days                           6                 2,532,287.48
90 or more                              5                 3,079,307.54
Foreclosure                             7                 3,593,000.00

Totals:                                54                22,130,623.45
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           14,327,552.44         14,327,552.44
Principal remittance amount           11,187,301.14         11,187,301.14
Interest remittance amount             3,140,251.30          3,140,251.30